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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
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                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): November 16, 2006

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                        IMPSAT FIBER NETWORKS, INC.
           (Exact name of registrant as specified in its charter)

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           DELAWARE                   000-29085              52-1910372
 ----------------------------       -------------        ------------------
 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)




                      ELVIRA RAWSON DE DELLEPIANE 150
                              PISO 8, C1107BCA
                          BUENOS AIRES, ARGENTINA
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

    Registrant's telephone number, including area code: (5411) 5170-0000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.     OTHER EVENTS.

     On November 16, 2006, IMPSAT Fiber Networks, Inc. ("Impsat") issued a press release announcing that it has received the requisite consents from holders of its Series A 6% Senior Guaranteed Convertible Notes due 2011 and its Series B 6% Senior Guaranteed Convertible Notes due 2011 (the "Notes") to eliminate certain provisions of the indentures governing such Notes. As a result of obtaining the requisite consents, Impsat executed and delivered supplemental indentures, which set forth the amendments to the indentures governing the Notes. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference. Copies of the Supplemental Indentures are attached hereto as Exhibit 99.2 and 99.3 to this form 8-K and are incorporated herein by reference.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     The following are furnished as Exhibits to this report:

     99.1  Press Release of IMPSAT Fiber Networks, Inc., dated November 16,
2006.


     99.2 Supplemental Indenture for the 6% Series A Senior Guaranteed Convertible Notes due 2011, dated as of November 15, 2006.

     99.3 Supplemental Indenture for the 6% Series B Senior Guaranteed Convertible Notes due 2011, dated as of November 15, 2006.
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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IMPSAT Fiber Networks, Inc.

Dated: November 16, 2006               By:  /s/ Hector Alonso
                                            -----------------------------
                                            Name:  Hector Alonso
                                            Title: Chief Finacial Officer

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                               EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release of IMPSAT Fiber Networks, Inc., dated
                  November 16, 2006.

99.2 Supplemental Indenture for the 6% Series A Senior Guaranteed Convertible Notes due 2011, dated as of November 15, 2006.

99.3 Supplemental Indenture for the 6% Series B Senior Guaranteed Convertible Notes due 2011, dated as of November 15, 2006.